SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): AUGUST 11, 1998


                           THE SPORTS AUTHORITY, INC.
             (Exact name of registrant as specified in its charter)

    DELAWARE                      1-13426                       36-3511120
 (State or other             (Commission File                (I.R.S. Employer
 jurisdiction of                  Number)                   Identification No.)
 incorporation)

         3383 North State Road 7
        FORT LAUDERDALE, FLORIDA                                    33319
 Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (954) 735-1701

                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

On August 11, 1998, the Board of Directors of The Sports Authority, Inc. rejected a proposal for a business combination received from Gart Sports Company on July 2, 1998. The press release announcing the rejection is attached hereto as an exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      The following exhibits are filed with this report:

                  99.1 Press Release, dated August 11, 1998, issued by The Sports Authority, Inc.

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



                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE SPORTS AUTHORITY, INC.

                              By: /s/ ANTHONY F. CRUDELE
                                   -----------------------------------
                                  Anthony F. Crudele
                                  Senior Vice President and Chief
                                  Financial Officer
                                  (Principal Financial and Accounting Officer)

Dated: August 11, 1998

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



                                  EXHIBIT INDEX

EXHIBIT   DESCRIPTION
-------   -----------

99.1      Press Release, dated August 11, 1998, issued by
          The Sports Authority, Inc.




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